To all to whom these presents may come, be seen or known

I, FRANK BUETI, A NOTARY PUBLIC IN AND FOR THE PROVINCE OF MANITOBA BY ROYAL AUTHORITY DULY APPOINTED, residing at Winnipeg in the said Province DO CERTIFY AND ATTEST that the paper writing hereunto annexed is a TRUE COPY of a document produced to me and purporting to be Articles of Incorporation for SciMar Ltd. registered in the Manitoba Companies Office on December 8, 2009.

THE SAID COPY having been compared by me with the said original document, an act whereof being requested, I HAVE GRANTED the same under my notarial form and seal of office to serve and avail as occasion shall or may require.

IN TESTIMONY WHEREOF I have hereto subscribed my name and affixed my seal of office at Winnipeg, Manitoba the 30th day October, 2015.

A Notary Public in and for the Province
of Manitoba

Manitoba

The Corporations Act
Loi sur les corporations
ARTICLES OF INCORPORATION (share capital)
STATUTS CONSTITUTIFS (avec capital-actions)

Manitoba

CERTIFICATE / CERTIFICAT
ARTICLES EFFECTIVE /
LES STATUTS PRENNENT EFFET LE

08 DEC DEC 2009

DIRECTOR/DIRECTEUR
The Corporations Act /Loi sur les corporations

1. Name of Corporation / Dénomination sociale

SciMar Ltd.

2. The address in full of the registered office (include postal code) / Adresse complète du bureau enregistré (inclure le code postal)

1000-330 St. Mary Avenue, Winnipeg, MB R3C 3Z5

3. Number (or minimum and maximum number) of directors / Nombre (ou nombre minimal et maximal) d'administrateurs

Minimum 1 Maximum 10

4. First directors / Premiers administrateurs

Name in full / Nom complet	Address in full (include postal code) / Adresse complète (inclure le code postal)
W. Wayne Lautt	Suite 2104 - 1960 St. Mary's Road, Winnipeg, MB R2N 4M7
Melanie Lautt	Suite 2104 - 1960 St. Mary's Road, Winnipeg, MB R2N 4M7

5. The classes and any maximum number of shares that the corporation is authorized to issue
Catégories et tout nombre maximal d'actions que la corporation est autorisée à émettre

SEE ATTACHED SCHEDULE "A"

Confidential

6. The rights, privileges, restrictions and conditions attaching to the shares, if any
Droits, privilèges, restrictions et conditions dont les actions sont assorties, s'il y a lieu

AS SET FORTH IN SCHEDULE " A" ATTACHED HERETO

7. Restrictions, if any, on share transfers / Restrictions au transfert des actions, s'il y a lieu

The transfer of shares shall be restricted in that no shareholder shall be entitled to transfer any share or shares of the Corporation without the previous sanction of the Directors expressed by a resolution passed at a meeting of the Directors or by an instrument or instruments in writing signed by all of the Directors, provided that, the foregoing provisions shall not apply where any transfer of shares of the Corporation is required, takes place, or is being effected (1) in favour of the persons vested (whether by testamentary instrument, court order or otherwise by law) with legal authority to deal with the property of a deceased shareholder or (2) if to grant or refuse to grant the consent aforesaid would contravene the provisions of any instrument or instruments in writing signed by all of the shareholders of the Corporation if notice of such instrument or instruments has been previously delivered to the Corporation. Words herein contained importing the singular number only shall include the plural and vice versa and words herein contained importing one gender only shall include all genders.

8. Restrictions, if any, on business the corporation may carry on
Limites imposées quant à l'entreprise que la corporation peut exercer, s'il y a lieu

NIL

9. Other provisions, if any / Autres dispositions, s'il y a lieu

The number of shareholders of the Corporation, exclusive of persons who are in the employment and exclusive of persons who having been formerly in the employment of the Corporation, were while in that employment and have continued after the termination of that employment to be shareholders of the Corporation, is limited to not more than fifty, two or more persons who are joint registered owners of one or more shares being counted as one shareholder, and any invitation to the public to subscribe for its securities is prohibited.

10. I have satisfied myself that, the proposed name of the corporation is not the same as or similar to the name of any known body corporate, association, partnership, individual or business so as to be likely to confuse or mislead.
Je me suis assuré que la dénomination sociale projetée n'est ni identique ni semblable à la dénomination d'une personne morale, d'une association, d'une société ou d'une entreprise connue ou au nom d'un particulier connu et qu'elle ne saurait prêter à confusion ni induire en erreur.

11. Incorporators / Fondateurs

Name in full / Nom complet	Address in full (include postal code) / Adresse complète (inclure le code postal)	Signature / Signature
W. Wayne Lautt	Suite 2104 - 1960 St. Mary's Road, Winnipeg, MB R2N 4M7	[signature]
Melanie Lautt	2104 - 1960 St. Mary's Road, Winnipeg, MB R2N 4M7	Melanie Lautt

Note: If any First Director named in paragraph 4 is not an Incorporator, a Form 3 "Consent to Act as First Director" must be attached. State the full civic address in paragraphs 2, 4 and 11 – a P.O. box number alone is not acceptable.

Remarque : Si l'un des premiers administrateurs nommés à la rubrique 4 n'est pas un fondateur, joindre la formule 3 intitulée "Consentement à agir en qualité de premier administrateur". Indiquer l'adresse complète dans les rubriques 2, 4 et 11; un numéro de case postale seul n'est pas suffisant.

OFFICE USE ONLY / RÉSERVÉ À L'ADMINISTRATION

Corporation Number : / N° de la corporation: 5979847

Business Number : / Numéro d'entreprise : 835282252 MC0001

SCHEDULE "A" TO ARTICLES OF INCORPORATION OF
SciMar Ltd.
(the "Corporation")

1. Section 5 of the Articles of Incorporation
The classes and any maximum number of shares that the Corporation is authorized to issue

The Corporation is authorized to issue shares subject to the following rights, privileges, restrictions and conditions, namely:

(a) One class of shares, to be designated as "Class A Common Voting Shares", in an unlimited number;
(b) One class of shares, to be designated as "Class B Common Voting Shares", in an unlimited number;
(c) One class of shares, to be designated as "Class C Common Voting Shares", in an unlimited number;
(d) One class of shares, to be designated as "Class D Common Non-voting Shares", in an unlimited number;
(e) One class of shares, to be designated as "Class E Common Non-voting Shares", in an unlimited number;
(f) One class of shares, to be designated as "Class A Preferred Voting Shares", in an unlimited number;
(g) One class of shares, to be designated as "Class B Preferred Voting Shares", in an unlimited number;
(h) One class of shares, to be designated as "Class C Preferred Voting Shares", in an unlimited number;
(i) One class of shares, to be designated as "Class D Preferred Non-voting Shares", in an unlimited number;
(j) One class of shares, to be designated as "Class E Preferred Non-voting Shares", in an unlimited number.

2. Section 6 of the Articles of Incorporation
The rights, privileges, restrictions and conditions attaching to the shares, if any

The rights, privileges, restrictions and conditions (if any) attaching to each class of shares and the Board of Directors authority with respect to any such class of shares which may be issued in series are as follows:

A. Class A Common Voting Shares

The Class A Common Shares shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the holders of the Class A Common Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to One (1) vote for each Class A Common Share held, except meetings at which the

holders of a particular class of shares other than the Class A Common Shares are entitled to vote separately as a class;

(ii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause F and clause L below, the right to receive any dividend declared by the Corporation; and

(iii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause M below, the right to receive the remaining property and assets of the Corporation upon dissolution, liquidation or winding-up.

B. Class B Common Voting Shares

The Class B Common Shares shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the holders of the Class B Common Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one (1) vote for each Class B Common Share held, except meetings at which the holders of a particular class of shares other than the Class B Common Shares are entitled to vote separately as a class;

(ii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause F and clause L below, the right to receive any dividend declared by the Corporation; and

(iii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause M below, the right to receive the remaining property and assets of the Corporation upon dissolution, liquidation or winding-up.

C. Class C Common Voting Shares

The Class C Common Shares shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the holders of the Class C Common Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one (1) vote for each Class C Common Share held, except meetings at which the holders of a particular class of shares other than the Class C Common Shares are entitled to vote separately as a class;

(ii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause F and clause L below, the right to receive any dividend declared by the Corporation; and

(iii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause M below, the right to receive the remaining property and assets of the Corporation upon dissolution, liquidation or winding-up.

D. <u>Class D Common Non-voting Shares</u>

The Class D Common Shares shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the holders of the Class D Common Shares shall not be entitled except as expressly provided in the provisions of *The Corporations Act* (Manitoba) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at such meeting;

(ii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause F and clause L below, the right to receive any dividend declared by the Corporation; and

(iii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause M below, the right to receive the remaining property and assets of the Corporation upon dissolution, liquidation or winding-up.

E. <u>Class E Common Non-Voting Shares</u>

The Class E Common Shares shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the holders of the Class E Common Shares shall not be entitled (except as expressly provided in the provisions of *The Corporations Act*) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at such meeting;

(ii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause F and clause L below, the right to receive any dividend declared by the Corporation; and

(iii) subject to the prior rights and privileges attaching to any other class of shares of the Corporation and subject to clause M below, and on consent of the Board of Directors, the right to receive the remaining property and assets of the Corporation upon dissolution, liquidation or winding-up.

F. The holders of the Class A Common Shares, Class B Common Shares, Class C Common Shares, Class D Common Shares, and Class E Common Shares need not rank equally nor be treated equally in the declaration or payment of dividends and the Board of Directors shall have full and absolute discretion to declare and pay dividends:

(i) to the holders of the Class A Common Shares only;

(ii) to the holders of the Class B Common Shares only;

(iii) to the holders of the Class C Common Shares only;

(iv) to the holders of the Class D Common Shares only;

(v) to the holders of the Class E Common Shares only; or

(vi) in different amounts to the holders of the Class A Common Shares, Class B Common Shares, Class C Common Shares, Class D Common Shares, and Class E Common Shares; provided that all dividends paid on Class A Common Shares shall be paid in proportion to the number of Class A Common Shares held by each shareholder; all dividends paid on Class B Common Shares shall be paid in proportion to the number of Class B Common Shares held by each shareholder; all dividends paid on Class C Common Shares shall be paid in proportion to the number of Class C Common Shares held by each shareholder; all dividends paid on Class D Common Shares shall be paid in proportion to the number of Class D Common Shares held by each shareholder; and all dividends paid on Class E Common Shares shall be paid in proportion to the number of Class E Common Shares held by each shareholder.

G. <u>Class A Preferred Voting Shares</u>

The Class A Preferred Shares shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the holders of the Class A Preferred Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one (1) vote for each Class A Preferred Share held, except meetings at which the holders of a particular class of shares other than the Class A Preferred Shares are entitled to vote separately as a class;

(ii) The Class A Preferred Shares do not confer upon the holders thereof the right to a pro rata distribution of dividends or any entitlement whatsoever to dividends. However, subject as herein otherwise set forth and subject to clause L below, in respect of each fiscal year, the holders of all Class A Preferred Shares then outstanding will be entitled to receive, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by the Board of Directors of the Corporation in their absolute and uncontrolled discretion, and then only to the extent that dividends are actually so declared in respect of the Class A Preferred Shares, non-cumulative dividends in an amount or amounts not to exceed, in the aggregate, 5% of the Preferred Amount per share (as hereinafter defined) per issued Class A Preferred Share. The Board of Directors of the Corporation shall be entitled, from time to time, to declare any part of the said

maximum permitted non-cumulative dividend in respect of any fiscal year of the Corporation notwithstanding that the maximum permitted dividend in respect of such fiscal year may not be declared in full. If, within four months after the expiration of any fiscal year of the Corporation, the Board of Directors of the Corporation shall not have declared the said maximum permitted non-cumulative dividend in respect of such fiscal year on the Class A Preferred Shares, then the entitlement of the holders thereof to such dividends or to any undeclared part thereof in respect of such fiscal year shall be forever extinguished. Subject as hereinafter provided, the holders of the Class A Preferred Shares shall not otherwise be entitled to share in the profits or assets of the Corporation.

(iii) Upon the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs, the holders of the Class A Preferred Shares shall be entitled to receive, in priority to the holders of the Class B Preferred Shares, the Class C Preferred Shares, the Class D Preferred Shares, the Class E Preferred Shares and any and all of the classes of Common shares, cash in an amount equal to the Preferred Amount per share, together with all declared but unpaid dividends thereon (collectively, in this Section G, the "Liquidation Amount" per share). After payment to the holders of the Class A Preferred Shares of the Liquidation Amount per share, the holders of the Class A Preferred Shares shall have no right or claim to any of the remaining assets of the Corporation. If the assets distributable on such liquidation, dissolution or winding-up, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs shall be insufficient to permit the payment to the holders of the Class A Preferred Shares of the Liquidation Amount per share in full, then such assets, or the proceeds thereof, shall be distributed among the holders of the Class A Preferred Shares rateably in proportion to the respective amounts the holders of such shares would be entitled to receive if they were paid the Liquidation Amount per share in full as aforesaid. For greater certainty, it is hereby declared that upon the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to the shareholders for the purpose of winding-up its affairs the holders of the Class A Preferred Shares then outstanding shall be entitled to receive the Liquidation Amount per share in full before any payment or distribution of assets shall be made to the holders of any other class of shares in the capital stock of the Corporation.

(iv) Any holder of Class A Preferred Shares shall be entitled to require the Corporation to redeem, at any time or from time to time, all or any part of the Class A Preferred Shares registered in the name of such holder on the books of the Corporation, by tendering to the Corporation, at its registered office, the share certificate or certificates representing the Class A Preferred Shares (in this Section G, the "Retracted Shares") which the registered holder thereof desires to have the Corporation redeem, together with a request (in this Section G, the "Holder's

Request") in writing specifying (1) that the registered holder desires to have the Retracted Shares (whether represented by all or part of the share certificate or certificates so tendered) redeemed by the Corporation, and (2) the business day (in this Section G, the "Retraction Date") on which such holder desires to have the Corporation redeem the Retracted Shares. No Retraction Date may be specified that is prior to twenty business days after communication of the Holder's Request to the Corporation, unless the Corporation waives such period of time in whole or in part. Upon the receipt of a share certificate or certificates representing the Retracted Shares together with the Holder's Request, the Corporation shall, on the Retraction Date, redeem the Retracted Shares by paying the registered holder thereof the Preferred Amount per such share together with all declared but unpaid dividends thereon (collectively, in this Section G, the "Retraction Price" per share). Payment of the Retraction Price shall be made by cheque payable at par at any branch of the Corporation's banker for the time being in Canada. The Retracted Shares shall be redeemed on the Retraction Date, and from and after the Retraction Date such shares shall cease to be entitled to any dividends thereon and the holders thereof, as such, shall not be entitled to exercise any of the rights of holders of Class A Preferred Shares in respect thereof unless payment of the Retraction Price as aforesaid is not made on the Retraction Date, in which event the rights of the holders of the Retracted Shares shall remain unaffected. Retraction proceeds that are represented by a cheque which has not been presented to the Corporation's banker for payment or that otherwise remain unclaimed for a period of six years, the Retraction Date shall be forfeited to the Corporation.

(v) The Corporation may, upon giving notice as hereinafter provided, redeem, at any time or from time to time, the whole or any part of the then outstanding Class A Preferred Shares, on payment for each share to be redeemed of the Preferred Amount per such share together with all declared but unpaid dividends thereon (collectively, in this Section G, the "Redemption Price" per share). In the event of a redemption of part only of the then outstanding Class A Preferred Shares, such redemption shall be effected pro rata among the holders thereof, provided, that, with the prior written consent of all the holders thereof, such redemption may be effected selectively among the holders thereof, such that, for greater certainty, the Class A Preferred Shares of one or more holders thereof may be redeemed without the Class A Preferred Shares of other holders thereof being redeemed concurrently therewith or at all. In the case of such redemption of Class A Preferred shares, the Corporation shall, at least twenty business days before the date (in this Section G, the "Redemption Date") specified for redemption communicate to each person (whose or part of whose Class A Preferred Shares are to be redeemed) who at the date of such communication is a registered owner of Class A Preferred Shares to be redeemed, a notice (in this Section G, the "Redemption Notice") in writing of the intention of the Corporation to redeem such Class A Preferred Shares, provided that any holder of Class A Preferred Shares to be redeemed may waive the said period of twenty business days, in whole or in part, in writing. The Redemption Notice shall be communicated to each such person at such person's address as the same appears on the books of the Corporation. Accidental failure or omission to

communicate the Redemption Notice to one or more holders shall not affect the validity of such redemption but upon such failure or omission being discovered, the Redemption Notice shall be forthwith communicated to such holder or holders and shall have the same force and effect as if given in due time. The Redemption Notice shall set out the Redemption Price and the Redemption Date, and if part only of the Class A Preferred Shares held by the person to whom such Redemption Notice is addressed is to be redeemed, the number thereof so to be redeemed. On or after the Redemption Date, the Corporation shall pay or cause to be paid, to or to the order of the registered holders of the Class A Preferred Shares so to be redeemed, the Redemption Price in respect thereof, on presentation and surrender at the registered office of the corporation, or any other place designated in the Redemption Notice, of the share certificate or certificates representing the Class A Preferred Shares so called for redemption. Such payment shall be made by cheque or draft of the Corporation payable at par at any branch of the Corporation's banker for the time being in Canada. If a part only of the shares represented by any share certificate or certificates is to be redeemed, a new share certificate or certificates for the balance thereof shall be issued at the expense of the Corporation. The Corporation shall have the right, at any time after the communication of the Redemption Notice, to deposit the aggregate Redemption Price for the Class A Preferred Shares so called for redemption, or of such of the Class A Preferred Shares which are represented by certificates which have not, at the date of such deposit, been surrendered by the holders thereof in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in the Redemption Notice, to be paid on or after the Redemption Date without interest to or to the order of the respective holders of the Class A Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the share certificate or certificates representing such shares. Upon such deposit being made or upon the Redemption Date, whichever is the later, the Class A Preferred Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving, without interest, their proportionate part of the aggregate Redemption Price so deposited upon presentation and surrender of the said share certificate or certificates held by them respectively. Any interest allowed on any such deposits shall belong to the Corporation. From and after the date specified for redemption in the Redemption Notice, the Class A Preferred Shares called for redemption shall cease to be entitled to exercise any of the rights of shareholders in respect of such shares unless payment of the Redemption Price in respect thereof shall not be made upon presentation and surrender of the share certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders thereof shall remain unaffected. Redemption proceeds that are represented by a cheque which has not been presented to the Corporation's banker for payment or that otherwise remain unclaimed (including money held on deposit in a special account as hereinbefore provided) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

(vi) In this Section G, the term "Preferred Amount" shall mean and be One ($1.00) Dollar per Class A Preferred Share.

H. Class B Preferred Voting Shares

The Class B Preferred Shares shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the holders of the Class B Preferred Shares shall be entitled, subject to clause L below, to a non-cumulative dividend at a rate per month, to be determined by a resolution of the Board of Directors of the Corporation prior to the issuance of any of the Class B Preferred Shares, on the Redemption Amount (as hereinafter defined) per share payable monthly; failing which, the holders thereof shall be entitled to receive any dividend declared by the Corporation from time to time with a minimum non-cumulative dividend of 0.5% per annum on the Redemption Amount per Class B Preferred Share. The Class B Preferred Shares shall not be entitled to participate in the profits of the Corporation other than to the extent of the dividends hereinbefore provided;

(ii) the holders of the Class B Preferred Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one (1) vote for each Class B Preferred Share held, except meetings at which the holders of a particular class of shares other than the Class B Preferred Shares are entitled to vote separately as a class;

(iii) the Corporation may, subject to the provisions of *The Corporations Act*, and in the manner provided by the Board of Directors, redeem all or from time to time any part of the outstanding Class B Preferred Shares on payment to the holders thereof, for each Class B Preferred Share to be redeemed of the Redemption Amount in respect of each Class B Preferred Share. If part only of the Class B Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Unless all of the holders of the Class B Preferred Shares agree in writing to accept a shorter notice period, the Corporation shall give to each person who at the date of giving such notice is the holder of Class B Preferred Shares to be redeemed, at least seven (7) days notice in writing of the intention of the Corporation to redeem such Class B Preferred Shares. Such notice shall be given by delivering the same to, or by posting the same in a postage paid registered letter addressed to, each holder of such Class B Preferred Shares to be redeemed at the last address of such shareholder as it appears on the books of the Corporation, or in the event of the address of any shareholder not so appearing, then to the address of such shareholder last known to the Corporation; provided, however, that the accidental failure to give such notice to one (1) or more such holders shall not affect the validity of such redemption as to the other holders. Such notice shall set out the number of such Class B Preferred Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Amount of such Class B Preferred Shares,

and where not all the Class B Preferred Shares held by a holder have an identical Redemption Amount, the Corporation shall identify which Class B Preferred Shares held by that holder it intends to redeem and the respective Redemption Amount of those Class B Preferred Shares. Such notice shall also set out the date on which redemption is to take place, and on and after the date so specified for redemption the Corporation shall pay or cause to be paid to the holders of such Class B Preferred Shares to be redeemed the Redemption Amount of such Class B Preferred Shares on such redemption date on presentation and surrender at the head office of the Corporation, or at any other place or places within Canada designated by such notice, of the certificate or certificates for such Class B Preferred Shares so called for redemption;

(iv) a holder of Class B Preferred Shares shall be entitled to require the Corporation to redeem at any time or times all or any part of the Class B Preferred Shares registered in the name of the holder, at an amount per share equal to the Redemption Amount, by depositing with the Corporation an irrevocable request in writing that a number of Class B Preferred Shares held by him, not exceeding the number registered in his name, be redeemed by the Corporation. Where not all the Class B Preferred Shares held by the holder have an identical Redemption Amount, the holder shall identify which Class B Preferred Shares the holder wishes to have redeemed and the aggregate Redemption Amount of those Class B Preferred Shares. If part only of the Class B Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Within seven (7) days of such request, and upon presentation and surrender at the head office of the Corporation of the certificates for the number of Class B Preferred Shares to be redeemed, the Corporation, if permitted by applicable law, shall redeem the number of Class B Preferred Shares to be redeemed at an amount per share equal to the Redemption Amount in respect of those Class B Preferred Shares; provided that if the Corporation would be prevented by law from redeeming all of the Class B Preferred Shares requested to be redeemed, then the Corporation shall redeem, disregarding fractions, that number of Class B Preferred Shares that it is permitted by law to redeem, and the Corporation shall redeem the balance of the outstanding Class B Preferred Shares in respect of which a request for redemption has been made at such time or times as the redemption is permitted by applicable law;

(v) from and after the redemption of any Class B Preferred Shares pursuant to subclauses (iii) and (iv) above, the holders of such Class B Preferred Shares shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the Redemption Amount shall not be made upon presentation of the certificates in accordance with the provisions hereof, in which case the rights of the holders will remain unaffected;

(vi) payment for Class B Preferred Shares redeemed by the Corporation shall be made by cheque payable at par in Canadian funds at a branch of the Corporation's bankers and delivered to the holders of the said Class B Preferred Shares, or at the

option of the Corporation such cheques shall be forwarded by mail, postage prepaid, to the holders of the said Class B Preferred Shares at their addresses as the same appear in the records of the Corporation. In the case of each cheque so mailed, delivery thereof shall be deemed to have been made to the registered holder at the time the cheque has been deposited in any authorized Canada Post mail box. The Corporation may also offer to make payment for Class B Preferred Shares redeemed by the Corporation in any other manner it deems appropriate, and in such case each holder of Class B Preferred Shares to be redeemed shall be entitled to accept payment in the manner offered by the Corporation or to require such payment to be made in the manner aforesaid;

(vii) subject to the provisions of *The Corporations Act* the Corporation may at any time or times purchase, in accordance with the provisions of *The Corporations Act* the whole or any part of the Class B Preferred Shares outstanding from time to time either by invitation for tenders addressed to all the holders of record of the Class B Preferred Shares outstanding or by private contract, in each case at a price per share equal to the Redemption Amount plus all declared and unpaid non-cumulative cash dividends thereon. If upon any invitation for tenders upon the provisions of this subclause (vii), the Corporation shall receive tenders of Class B Preferred Shares in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class B Preferred Shares so tendered shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Class B Preferred Shares so tendered;

(viii) in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Class B Preferred Shares shall be entitled to receive an amount equal to the Redemption Amount per Class B Preferred Share plus all declared and unpaid non-cumulative cash dividends thereon after payment or distribution to the holders of the Class A Preferred Shares, and prior to any payment or distribution to holders of any class of shares ranking junior to the Class B Preferred Shares. After payment as above to the holders of the Class B Preferred Shares, they shall not be entitled to participate in any further distribution of the property or assets of the Corporation;

(ix) notwithstanding anything to the contrary herein contained, no dividends or other payments or distributions (including, without limiting the generality of the term, payment or distributions for purchases, acquisitions or redemptions) shall be made to the holders of any class of shares in the capital of the Corporation other than Class B Preferred Shares if the payment thereof would result in the realizable value of the Corporation's assets, net of liabilities, being less than the aggregate of the Redemption Amounts of the outstanding Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, and Class E Preferred Shares; and

(x) for the purpose hereof, "Redemption Amount" in respect of a Class B Preferred Share, shall be the pro rata fair market value at the time of issue of that Class B Preferred Share, as determined by the Board of Directors of the Corporation, of the consideration received by the Corporation in respect of the issue of the Class B Preferred Share, or the fair market value, as determined by the Board of Directors, of any shares exchanged for such Class B Preferred Share, including any declared but unpaid non-cumulative dividends, less any non-share consideration paid by the Corporation in exchange for such Class B Preferred Share; provided that if at a particular time the fair market value of such consideration should be determined, whether:

(A) by a tribunal or court of competent jurisdiction;

(B) by agreement with the Canada Revenue Agency; or

(C) otherwise,

to be different from the fair market value determined by the Board of Directors of the Corporation, then the fair market value of such consideration shall be adjusted by being increased or decreased so as to equal the fair market value so determined and will be effective as of the time the Class B Preferred Share was issued, and the Redemption Amount per Class B Preferred Share shall be appropriately adjusted.

I. <u>Class C Preferred Voting Shares</u>

The Class C Preferred Shares shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the holders of the Class C Preferred Shares shall be entitled, subject to clause L below, to a non-cumulative dividend at a rate per month, to be determined by a resolution of the Board of Directors of the Corporation prior to the issuance of any of the Class C Preferred Shares, on the Redemption Amount (as hereinafter defined) per share payable monthly; failing which, the holders thereof shall be entitled to receive any dividend declared by the Corporation from time to time with a minimum non-cumulative dividend of 1.0% per annum on the Redemption Amount per Class C Preferred Share. The Class C Preferred Shares shall not be entitled to participate in the profits of the Corporation other than to the extent of the dividends hereinbefore provided;

(ii) the holders of the Class C Preferred Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one (1) vote for each Class C Preferred Share held, except meetings at which the holders of a particular class of shares other than the Class C Preferred Shares are entitled to vote separately as a class;

(iii) the Corporation may, subject to the provisions of *The Corporations Act*, and in the manner provided by the Board of Directors, redeem all or from time to time any part of the outstanding Class C Preferred Shares on payment to the holders thereof, for each Class C Preferred Share to be redeemed of the Redemption Amount in respect of each Class C Preferred Share. If part only of the Class C Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Unless all of the holders of the Class C Preferred Shares agree in writing to accept a shorter notice period, the Corporation shall give to each person who at the date of giving such notice is the holder of Class C Preferred Shares to be redeemed, at least seven (7) days notice in writing of the intention of the Corporation to redeem such Class C Preferred Shares. Such notice shall be given by delivering the same to, or by posting the same in a postage paid registered letter addressed to, each holder of such Class C Preferred Shares to be redeemed at the last address of such shareholder as it appears on the books of the Corporation, or in the event of the address of any shareholder not so appearing, then to the address of such shareholder last known to the Corporation; provided, however, that the accidental failure to give such notice to one (1) or more such holders shall not affect the validity of such redemption as to the other holders. Such notice shall set out the number of such Class C Preferred Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Amount of such Class C Preferred Shares, and where not all the Class C Preferred Shares held by a holder have an identical Redemption Amount, the Corporation shall identify which Class C Preferred Shares held by that holder it intends to redeem and the respective Redemption Amount of those Class C Preferred Shares. Such notice shall also set out the date on which redemption is to take place, and on and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the holders of such Class C Preferred Shares to be redeemed the Redemption Amount of such Class C Preferred Shares on such redemption date on presentation and surrender at the head office of the Corporation, or at any other place or places within Canada designated by such notice, of the certificate or certificates for such Class C Preferred Shares so called for redemption;

(iv) a holder of Class C Preferred Shares shall be entitled to require the Corporation to redeem at any time or times all or any part of the Class C Preferred Shares registered in the name of the holder, at an amount per share equal to the Redemption Amount, by depositing with the Corporation an irrevocable request in writing that a number of Class C Preferred Shares held by him, not exceeding the number registered in his name, be redeemed by the Corporation. Where not all the Class C Preferred Shares held by the holder have an identical Redemption Amount, the holder shall identify which Class C Preferred Shares the holder wishes to have redeemed and the aggregate Redemption Amount of those Class C Preferred Shares. If part only of the Class C Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Within seven (7) days of such request, and upon presentation and surrender at the head office of the Corporation of the certificates for the number

of Class C Preferred Shares to be redeemed, the Corporation, if permitted by applicable law, shall redeem the number of Class C Preferred Shares to be redeemed at an amount per share equal to the Redemption Amount in respect of those Class C Preferred Shares; provided that if the Corporation would be prevented by law from redeeming all of the Class C Preferred Shares requested to be redeemed, then the Corporation shall redeem, disregarding fractions, that number of Class C Preferred Shares that it is permitted by law to redeem, and the Corporation shall redeem the balance of the outstanding Class C Preferred Shares in respect of which a request for redemption has been made at such time or times as the redemption is permitted by applicable law;

(v) from and after the redemption of any Class C Preferred Shares pursuant to subclauses (iii) and (iv) above, the holders of such Class C Preferred Shares shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the Redemption Amount shall not be made upon presentation of the certificates in accordance with the provisions hereof, in which case the rights of the holders will remain unaffected;

(vi) payment for Class C Preferred Shares redeemed by the Corporation shall be made by cheque payable at par in Canadian funds at a branch of the Corporation's bankers and delivered to the holders of the said Class C Preferred Shares, or at the option of the Corporation such cheques shall be forwarded by mail, postage prepaid, to the holders of the said Class C Preferred Shares at their addresses as the same appear in the records of the Corporation. In the case of each cheque so mailed, delivery thereof shall be deemed to have been made to the registered holder at the time the cheque has been deposited in any authorized Canada Post mail box. The Corporation may also offer to make payment for Class C Preferred Shares redeemed by the Corporation in any other manner it deems appropriate, and in such case each holder of Class C Preferred Shares to be redeemed shall be entitled to accept payment in the manner offered by the Corporation or to require such payment to be made in the manner aforesaid;

(vii) subject to the provisions of *The Corporations Act* the Corporation may at any time or times purchase, in accordance with the provisions of *The Corporations Act* the whole or any part of the Class C Preferred Shares outstanding from time to time either by invitation for tenders addressed to all the holders of record of the Class C Preferred Shares outstanding or by private contract, in each case at a price per share equal to the Redemption Amount plus all declared and unpaid non-cumulative cash dividends thereon. If upon any invitation for tenders upon the provisions of this subclause (vii), the Corporation shall receive tenders of Class C Preferred Shares in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class C Preferred Shares so tendered shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Class C Preferred Shares so tendered;

(viii) in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Class C Preferred Shares shall be entitled to receive an amount equal to the Redemption Amount per Class C Preferred Share plus all declared and unpaid non-cumulative cash dividends thereon after payment or distribution to the holders of the Class A Preferred Shares and Class B Preferred Shares, and prior to any payment or distribution to holders of any class of shares ranking junior to the Class C Preferred Shares. After payment as above to the holders of the Class C Preferred Shares, they shall not be entitled to participate in any further distribution of the property or assets of the Corporation;

(ix) Notwithstanding anything to the contrary herein contained, no dividends or other payments or distributions (including, without limiting the generality of the term, payment or distributions for purchases, acquisitions or redemptions) shall be made to the holders of any class of shares in the capital of the Corporation other than Class C Preferred Shares if the payment thereof would result in the realizable value of the Corporation's assets, net of liabilities, being less than the aggregate of the Redemption Amounts of the outstanding Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, and Class E Preferred Shares; and

(x) for the purpose hereof, "Redemption Amount" in respect of a Class C Preferred Share, shall be the pro rata fair market value at the time of issue of that Class C Preferred Share, as determined by the Board of Directors of the Corporation, of the consideration received by the Corporation in respect of the issue of the Class C Preferred Share, or the fair market value, as determined by the Board of Directors, of any shares exchanged for such Class C Preferred Share, including any declared but unpaid non-cumulative dividends, less any non-share consideration paid by the Corporation in exchange for such Class C Preferred Share; provided that if at a particular time the fair market value of such consideration should be determined, whether:

(A) by a tribunal or court of competent jurisdiction;

(B) by agreement with the Canada Revenue Agency; or

(C) otherwise,

to be different from the fair market value determined by the Board of Directors of the Corporation, then the fair market value of such consideration shall be adjusted by being increased or decreased so as to equal the fair market value so determined and will be effective as of the time the Class C Preferred Share was issued, and the Redemption Amount per Class C Preferred Share shall be appropriately adjusted.

J. Class D Preferred Non-voting Shares

The Class D Preferred Shares shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the holders of the Class D Preferred Shares shall be entitled, subject to clause L below, to a non-cumulative dividend at a rate per month, to be determined by a resolution of the Board of Directors of the Corporation prior to the issuance of any of the Class D Preferred Shares, on the Redemption Amount (as hereinafter defined) per share payable monthly; failing which, the holders thereof shall be entitled to receive any dividend declared by the Corporation from time to time with a minimum non-cumulative dividend of 0.5% per annum on the Redemption Amount per Class D Preferred Share. The Class D Preferred Shares shall not be entitled to participate in the profits of the Corporation other than to the extent of the dividends hereinbefore provided;

(ii) the holders of the Class D Preferred Shares shall not be entitled (except as expressly provided in the provisions of *The Corporations Act*) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at such meeting;

(iii) the Corporation may, subject to the provisions of *The Corporations Act*, and in the manner provided by the Board of Directors, redeem all or from time to time any part of the outstanding Class D Preferred Shares on payment to the holders thereof, for each Class D Preferred Share to be redeemed, of the Redemption Amount in respect of each Class D Preferred Share. If part only of the Class D Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Unless all of the holders of the Class D Preferred Shares agree in writing to accept a shorter notice period, the Corporation shall give to each person who at the date of giving such notice is the holder of Class D Preferred Shares to be redeemed, at least seven (7) days notice in writing of the intention of the Corporation to redeem such Class D Preferred Shares. Such notice shall be given by delivering the same to, or by posting the same in a postage paid registered letter addressed to, each holder of such Class D Preferred Shares to be redeemed at the last address of such shareholder as it appears on the books of the Corporation, or in the event of the address of any shareholder not so appearing, then to the address of such shareholder last known to the Corporation; provided, however, that the accidental failure to give such notice to one (1) or more such holders shall not affect the validity of such redemption as to the other holders. Such notice shall set out the number of such Class D Preferred Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Amount of such Class D Preferred Shares, and where not all the Class D Preferred Shares held by a holder have an identical Redemption Amount, the Corporation shall identify which Class D Preferred Shares held by that holder it intends to redeem and the respective Redemption Amount of those Class D Preferred Shares. Such notice shall also set out the date on which

redemption is to take place, and on and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the holders of such Class D Preferred Shares to be redeemed, the Redemption Amount of such Class D Preferred Shares on such redemption date on presentation and surrender at the head office of the Corporation, or at any other place or places within Canada designated by such notice, of the certificate or certificates for such Class D Preferred Shares so called for redemption;

(iv) a holder of Class D Preferred Shares shall be entitled to require the Corporation to redeem at any time or times all or any part of the Class D Preferred Shares registered in the name of the holder, at an amount per share equal to the Redemption Amount, by depositing with the Corporation an irrevocable request in writing that a number of Class D Preferred Shares held by him, not exceeding the number registered in his name, be redeemed by the Corporation. Where not all the Class D Preferred Shares held by the holder have an identical Redemption Amount, the holder shall identify which Class D Preferred Shares the holder wishes to have redeemed and the aggregate Redemption Amount of those Class D Preferred Shares. If part only of the Class D Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Within seven (7) days of such request, and upon presentation and surrender at the head office of the Corporation of the certificates for the number of Class D Preferred Shares to be redeemed, the Corporation, if permitted by applicable law, shall redeem the number of Class D Preferred Shares to be redeemed at an amount per share equal to the Redemption Amount in respect of those Class D Preferred Shares; provided that if the Corporation would be prevented by law from redeeming all of the Class D Preferred Shares requested to be redeemed, then the Corporation shall redeem, disregarding fractions, that number of Class D Preferred Shares that it is permitted by law to redeem, and the Corporation shall redeem the balance of the outstanding Class D Preferred Shares in respect of which a request for redemption has been made at such time or times as the redemption is permitted by applicable law;

(v) from and after the redemption of any Class D Preferred Shares pursuant to subclauses (iii) and (iv) above, the holders of such Class D Preferred Shares shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the Redemption Amount shall not be made upon presentation of the certificates in accordance with the provisions hereof, in which case the rights of the holders will remain unaffected;

(vi) payment for Class D Preferred Shares redeemed by the Corporation shall be made by cheque payable at par in Canadian funds at a branch of the Corporation's bankers and delivered to the holders of the said Class D Preferred Shares, or at the option of the Corporation such cheques shall be forwarded by mail, postage prepaid, to the holders of the said Class D Preferred Shares at their addresses as the same appear in the records of the Corporation. In the case of each cheque so mailed, delivery thereof shall be deemed to have been made to the registered

holder at the time the cheque has been deposited in any authorized Canada Post mail box. The Corporation may also offer to make payment for Class D Preferred Shares redeemed by the Corporation in any other manner it deems appropriate, and in such case each holder of Class D Preferred Shares to be redeemed shall be entitled to accept payment in the manner offered by the Corporation or to require such payment to be made in the manner aforesaid;

(vii) subject to the provisions of *The Corporations Act* the Corporation may at any time or times purchase, in accordance with the provisions of *The Corporations Act* the whole or any part of the Class D Preferred Shares outstanding from time to time either by invitation for tenders addressed to all the holders of record of the Class D Preferred Shares outstanding or by private contract, in each case at a price per share equal to the Redemption Amount plus all declared and unpaid non-cumulative cash dividends thereon. If upon any invitation for tenders upon the provisions of this subclause (vii), the Corporation shall receive tenders of Class D Preferred Shares in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class D Preferred Shares so tendered shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Class D Preferred Shares so tendered;

(viii) in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Class D Preferred Shares shall be entitled to receive an amount equal to the Redemption Amount per Class D Preferred Share plus all declared and unpaid non-cumulative cash dividends thereon after payment or distribution to the holders of the Class A Preferred Shares, Class B Preferred Shares, and Class C Preferred Shares, and prior to any payment of distribution to holders of any class of shares ranking junior to the Class D Preferred Shares. After payment as above to the holders of the Class D Preferred Shares, they shall not be entitled to participate in any further distribution of the property or assets of the Corporation;

(ix) notwithstanding anything to the contrary herein contained, no dividends or other payments or distributions (including, without limiting the generality of the term, payment or distributions for purchases, acquisitions or redemptions) shall be made to the holders of any class of shares in the capital of the Corporation other than Class D Preferred Shares if the payment thereof would result in the realizable value of the Corporation's assets, net of liabilities, being less than the aggregate of the Redemption Amounts of the outstanding Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, and Class E Preferred Shares; and

(x) for the purpose hereof, "Redemption Amount" in respect of a Class D Preferred Share, shall be the pro rata fair market value at the time of issue of that Class D Preferred Share, as determined by the Board of Directors of the Corporation, of the consideration received by the Corporation in respect of the issue of the Class D

Preferred Share, or the fair market value, as determined by the Board of Directors, of any shares exchanged for such Class D Preferred Share, including any declared but unpaid non-cumulative dividends, less any non-share consideration paid by the Corporation in exchange for such Class D Preferred Share; provided that if at a particular time the fair market value of such consideration should be determined, whether:

(A) by a tribunal or court of competent jurisdiction;

(B) by agreement with the Canada Revenue Agency; or

(C) otherwise,

to be different from the fair market value determined by the Board of Directors of the Corporation, then the fair market value of such consideration shall be adjusted by being increased or decreased so as to equal the fair market value so determined and will be effective as of the time the Class D Preferred Share was issued, and the Redemption Amount per Class D Preferred Share shall be appropriately adjusted.

K. Class E Preferred Non-voting Shares

The Class E Preferred Shares shall have attached thereto the following rights, privileges, restrictions, and conditions:

(i) the holders of the Class E Preferred Shares shall be entitled, subject to clause L below, to a non-cumulative dividend at a rate per month, to be determined by a resolution of the Board of Directors of the Corporation prior to the issuance of any of the Class E Preferred Shares, on the Redemption Amount (as hereinafter defined) per share payable monthly; failing which, the holders thereof shall be entitled to receive any dividend declared by the Corporation from time to time with a minimum non-cumulative dividend of 1.0 % per annum on the Redemption Amount per Class E Preferred Share. The Class E Preferred Shares shall not be entitled to participate in the profits of the Corporation other than to the extent of the dividends hereinbefore provided;

(ii) the holders of the Class E Preferred Shares shall not be entitled (except as expressly provided in the provisions of *The Corporations Act*) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at such meeting;

(iii) the Corporation may, subject to the provisions of *The Corporations Act*, and in the manner provided by the Board of Directors, redeem all or from time to time any part of the outstanding Class E Preferred Shares on payment to the holders thereof, for each Class E Preferred Share to be redeemed of the Redemption Amount in respect of each Class E Preferred Share. If part only of the Class E Preferred Shares represented by any certificate shall be redeemed, a new certificate for the

balance shall be issued at the expense of the Corporation. Unless all of the holders of the Class E Preferred Shares agree in writing to accept a shorter notice period, the Corporation shall give to each person who at the date of giving such notice is the holder of Class E Preferred Shares to be redeemed, at least seven (7) days notice in writing of the intention of the Corporation to redeem such Class E Preferred Shares. Such notice shall be given by delivering the same to, or by posting the same in a postage paid registered letter addressed to, each holder of such Class E Preferred Shares to be redeemed at the last address of such shareholder as it appears on the books of the Corporation, or in the event of the address of any shareholder not so appearing, then to the address of such shareholder last known to the Corporation; provided, however, that the accidental failure to give such notice to one (1) or more such holders shall not affect the validity of such redemption as to the other holders. Such notice shall set out the number of such Class E Preferred Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Amount of such Class E Preferred Shares, and where not all the Class E Preferred Shares held by a holder have an identical Redemption Amount, the Corporation shall identify which Class E Preferred Shares held by that holder it intends to redeem and the respective Redemption Amount of those Class E Preferred Shares. Such notice shall also set out the date on which redemption is to take place, and on and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the holders of such Class E Preferred Shares to be redeemed the Redemption Amount of such Class E Preferred Shares on such redemption date on presentation and surrender at the head office of the Corporation, or at any other place or places within Canada designated by such notice, of the certificate or certificates for such Class E Preferred Shares so called for redemption;

(iv) a holder of Class E Preferred Shares shall be entitled to require the Corporation to redeem at any time or times all or any part of the Class E Preferred Shares registered in the name of the holder, at an amount per share equal to the Redemption Amount, by depositing with the Corporation an irrevocable request in writing that a number of Class E Preferred Shares held by him, not exceeding the number registered in his name, be redeemed by the Corporation. Where not all the Class E Preferred Shares held by the holder have an identical Redemption Amount, the holder shall identify which Class E Preferred Shares the holder wishes to have redeemed and the aggregate Redemption Amount of those Class E Preferred Shares. If part only of the Class E Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. Within seven (7) days of such request, and upon presentation and surrender at the head office of the Corporation of the certificates for the number of Class E Preferred Shares to be redeemed, the Corporation, if permitted by applicable law, shall redeem the number of Class E Preferred Shares to be redeemed at an amount per share equal to the Redemption Amount in respect of those Class E Preferred Shares; provided that if the Corporation would be prevented by law from redeeming all of the Class E Preferred Shares requested to be redeemed, then the Corporation shall redeem, disregarding fractions, that

number of Class E Preferred Shares that it is permitted by law to redeem, and the Corporation shall redeem the balance of the outstanding Class E Preferred Shares in respect of which a request for redemption has been made at such time or times as the redemption is permitted by applicable law;

(v) from and after the redemption of any Class E Preferred Shares pursuant to subclauses (iii) and (iv) above, the holders of such Class E Preferred Shares shall not be entitled to exercise any of the rights of holders in respect thereof unless payment of the Redemption Amount shall not be made upon presentation of the certificates in accordance with the provisions hereof, in which case the rights of the holders will remain unaffected;

(vi) payment for Class E Preferred Shares redeemed by the Corporation shall be made by cheque payable at par in Canadian funds at a branch of the Corporation's bankers and delivered to the holders of the said Class E Preferred Shares, or at the option of the Corporation such cheques shall be forwarded by mail, postage prepaid, to the holders of the said Class E Preferred Shares at their addresses as the same appear in the records of the Corporation. In the case of each cheque so mailed, delivery thereof shall be deemed to have been made to the registered holder at the time the cheque has been deposited in any authorized Canada Post mail box. The Corporation may also offer to make payment for Class E Preferred Shares redeemed by the Corporation in any other manner it deems appropriate, and in such case, each holder of Class E Preferred Shares to be redeemed shall be entitled to accept payment in the manner offered by the Corporation or to require such payment to be made in the manner aforesaid;

(vii) subject to the provisions of *The Corporations Act* the Corporation may at any time or times purchase, in accordance with the provisions of *The Corporations Act* the whole or any part of the Class E Preferred Shares outstanding from time to time either by invitation for tenders addressed to all the holders of record of the Class E Preferred Shares outstanding or by private contract, in each case at a price per share equal to the Redemption Amount plus all declared and unpaid non-cumulative cash dividends thereon. If upon any invitation for tenders upon the provisions of this subclause (vii), the Corporation shall receive tenders of Class E Preferred Shares in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class E Preferred Shares so tendered shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Class E Preferred Shares so tendered;

(viii) in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of Class E Preferred Shares shall be entitled to receive an amount equal to the Redemption Amount per Class E Preferred Share plus all declared and unpaid non-cumulative cash dividends thereon after payment or distribution to the holders of the Class A Preferred Shares, Class B Preferred Shares, and Class C Preferred Shares, and Class D Preferred Shares and prior to

any payment of distribution to holders of any class of shares ranking junior to the Class E Preferred Shares. After payment as above to the holders of the Class E Preferred Shares, they shall not be entitled to participate in any further distribution of the property or assets of the Corporation;

(ix) notwithstanding anything to the contrary herein contained, no dividends or other payments or distributions (including, without limiting the generality of the term, payment or distributions for purchases, acquisitions or redemptions) shall be made to the holders of any class of shares in the capital of the Corporation other than Class E Preferred Shares if the payment thereof would result in the realizable value of the Corporation's assets, net of liabilities, being less than the aggregate of the Redemption Amounts of the outstanding Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, and Class E Preferred Shares; and

(x) for the purpose hereof, "Redemption Amount" in respect of a Class E Preferred Share, shall be the pro rata fair market value at the time of issue of that Class E Preferred Share, as determined by the Board of Directors of the Corporation, of the consideration received by the Corporation in respect of the issue of the Class E Preferred Share, or the fair market value, as determined by the Board of Directors, of any shares exchanged for such Class E Preferred Share, including any declared but unpaid non-cumulative dividends, less any non-share consideration paid by the Corporation in exchange for such Class E Preferred Share; provided that if at a particular time the fair market value of such consideration should be determined, whether:

(A) by a tribunal or court of competent jurisdiction;

(B) by agreement with the Canada Revenue Agency; or

(C) otherwise,

to be different from the fair market value determined by the Board of Directors of the Corporation, then the fair market value of such consideration shall be adjusted by being increased or decreased so as to equal the fair market value so determined and will be effective as of the time the Class E Preferred Share was issued, and the redemption Amount per Class E Preferred Share shall be appropriately adjusted.

L. The holders of the Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, and Class E Preferred Shares need not rank equally nor be treated equally in the declaration or payment of dividends and the Board of Directors of the Corporation shall have full and absolute discretion to declare and pay dividends:

(i) to the holders of the Class A Preferred Shares only;

(ii) to the holders of the Class B Preferred Shares only;

(iii) to the holders of the Class C Preferred Shares only;

(iv) to the holders of the Class D Preferred Shares only;

(v) to the holders of the Class E Preferred Shares only;

(vi) in different amounts to the holders of the Class A Preferred Shares, the Class B Preferred Shares, the Class C Preferred Shares, the Class D Preferred Shares, and the Class E Preferred Shares; provided that all dividends paid on Class A Preferred Shares shall be paid in proportion to the number of Class A Preferred Shares held by each shareholder; that all dividends paid on Class B Preferred Shares shall be paid in proportion to the number of Class B Preferred Shares held by each shareholder; that all dividends paid on Class C Preferred Shares shall be paid in proportion to the number of Class C Preferred Shares held by each shareholder; that all dividends paid on Class D Preferred Shares shall be paid in proportion to the number of Class D Preferred Shares held by each shareholder; and that all dividends paid on Class E Preferred Shares shall be paid in proportion to the number of Class E Preferred Shares held by each shareholder; or

(vii) to the holders of the Class A Common Shares, Class B Common Shares, Class C Common Shares, Class D Common Shares or Class E Common Shares, in accordance with clause F above.

M. Notwithstanding anything to the contrary otherwise set forth herein, in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of any Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares, Class D Preferred Shares, and Class E Preferred Shares, in that order and priority, shall be paid the amounts to which they are entitled as hereinabove set forth, in priority to the holders of the Class A Common Shares, the Class B Common Shares, the Class C Common Shares, the Class D Common Shares and the Class E Common Shares (on consent of the Board of Directors), the holders of which latter classes of common shares shall be entitled to receive, rateably, each with the others, any remaining property or assets of the Corporation.